Exhibit 99.1

FOR IMMEDIATE RELEASE

Potbelly Corporation to be Acquired by RaceTrac in Approximately $566 Million Transaction

High-Growth Neighborhood Sandwich Shop Concept to be Acquired by Leading Convenience Retailer for $17.12 per share

CHICAGO – September 10, 2025 – Potbelly Corporation (NASDAQ: PBPB) (“Potbelly” or the “Company”), the iconic neighborhood sandwich shop concept, announced today that Potbelly and RaceTrac, Inc. (“RaceTrac”), one of the largest privately held companies in the United States and a leading convenience retailer, have entered into a definitive merger agreement pursuant to which RaceTrac will commence a tender offer to acquire all of the outstanding shares of Potbelly for $17.12 per share, in an all-cash transaction with an equity value of approximately $566 million.

The acquisition is expected to close in the fourth quarter of 2025, subject to the satisfaction of customary closing conditions and regulatory approvals.

Strategic Fit and Future Vision

Potbelly, founded more than 40 years ago in Chicago, has earned a loyal following for its warm, toasty sandwiches, signature salads, and hand-dipped shakes. The Company has built a strong foundation for growth with more than 445 company and franchise-owned shops currently open in neighborhoods across the United States and a long-term goal of reaching 2,000 shops.

“RaceTrac’s strategic vision including their commitment to quality align perfectly with our mission to delight customers with great food and good vibes,” said Bob Wright, President and CEO of Potbelly. “We have positioned Potbelly for accelerated franchise-led growth in recent years, and this transaction fortifies our path while delivering certain and immediate value to our shareholders. With RaceTrac’s resources, we will unlock new opportunity for this incredible brand while staying true to the neighborhood sandwich shop experience that makes Potbelly special.”

The acquisition represents a significant move by RaceTrac, adding another iconic brand to its portfolio. Headquartered in Atlanta, RaceTrac operates more than 800 convenience stores across 14 states under the RaceTrac® and RaceWay® brands, offering guests competitively-priced fuel, freshly-brewed coffee, and an extensive selection of food and beverages, and fuels consumers through approximately 1,200 Gulf® branded locations across the United States and Puerto Rico. The family-owned company has been serving guests since 1934 and employs more than 10,000 team members.

“Our companies, combined, have spent over 130 years delighting guests by providing them with welcoming smiles and a place to enjoy life’s everyday moments. We are proud of Potbelly’s legacy as a beloved neighborhood sandwich shop and are excited to expand our family of convenience-driven brands,” added Natalie Morhous, CEO and Chairman of the Board at RaceTrac. “I’m pleased to welcome Potbelly’s more than 5,200 team members and franchise partners to the RaceTrac family. Together, we’ll serve guests in even more meaningful ways.”

With complementary strengths as multi-unit, multi-market consumer facing businesses including core capabilities in real estate, franchising, operations, food innovation and marketing, a combined RaceTrac and Potbelly are positioned to amplify their growth.

Transaction Details

Under the terms of the merger agreement, Hero Sub Inc., a wholly-owned subsidiary of RaceTrac (“Merger Sub”), will commence a tender offer to acquire all outstanding shares of Potbelly for $17.12 per share in cash. This represents a premium of approximately 47% to Potbelly’s 90-trading-day volume-weighted average price as of September 9, 2025. Potbelly’s board of directors unanimously recommends that Potbelly’s stockholders tender their shares in the tender offer. Additionally, all of Potbelly’s directors and executive officers have entered into support agreements (subject to certain terms and conditions) and agreed to tender their shares, representing approximately 11% of Potbelly’s outstanding common stock, in the tender offer.

The closing of the tender offer will be subject to certain conditions set forth in the merger agreement, including the tender of shares representing at least a majority of the total number of Potbelly’s outstanding shares, the expiration or termination of the applicable waiting period under the HSR Act and other customary conditions. Upon the successful completion of the tender offer, RaceTrac will acquire all remaining shares not tendered in the tender offer through a second-step merger at the same price per share.

Until the transaction closes, both companies will continue to operate independently.

Advisors

BofA Securities acted as exclusive financial advisor and Kilpatrick Townsend & Stockton LLP acted as legal advisor to RaceTrac. Piper Sandler acted as financial advisor and Kirkland & Ellis LLP acted as legal advisor to Potbelly.

About Potbelly

Potbelly Corporation is a neighborhood sandwich concept that has been feeding customers’ smiles with warm, toasty sandwiches, signature salads, hand-dipped shakes and other fresh menu items, customized just the way customers want them, for more than 40 years. Potbelly promises Fresh, Fast & Friendly service in an environment that reflects the local neighborhood. Since opening its first shop in Chicago in 1977, Potbelly has expanded to neighborhoods across the country—with more than 445 shops in the United States including more than 105 franchised shops in the United States. For more information, please visit Potbelly’s website at www.Potbelly.com.

About RaceTrac, Inc.

Headquartered in Atlanta, Georgia, family-owned RaceTrac, Inc. is one of the largest privately held companies in the United States, serving guests since 1934. The company’s retail brands include more than 800 RaceTrac® and RaceWay® retail locations in 14 states and approximately 1,200 Gulf® branded locations across the United States and Puerto Rico. RaceTrac employs more than 10,000 team members across RaceTrac, RaceWay and affiliated companies Energy Dispatch and Gulf, Inc. For more information, please visit RaceTrac’s website at www.RaceTrac.com.

Additional Information about the Tender Offer and Where to Find It

The tender offer (the “Offer”) described above has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the Offer materials that RaceTrac and Hero Sub Inc. (“Merger Sub”) will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the Offer. A solicitation and offer to buy outstanding shares of the Company common stock will only be made pursuant to the Offer materials that RaceTrac and Merger Sub intend to file with the SEC. At the time the Offer is commenced, RaceTrac and Merger Sub will file a tender offer statement on Schedule TO, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with the SEC with respect to the Offer.

THE OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES IN THE OFFER.

The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the Solicitation/Recommendation Statement, will be made available to all investors and stockholders of the Company at no expense to them under the “SEC Filings” section of the Company’s website at https://investors.Potbelly.com, and (once they become available) will be mailed to the stockholders of the Company free of charge. The information contained in, or that can be accessed through, the Company’s website is not a part of, or incorporated by reference in, this communication. The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the Solicitation/Recommendation Statement, will also be made available for free on the SEC’s website at www.sec.gov. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, statements or other information filed by the Company with the SEC for free on the SEC’s website at www.sec.gov, or under the “SEC Filings” section of the Company’s website at https://investors.Potbelly.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the acquisition of the Company by RaceTrac and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Such forward-looking statements include those relating to the ability to complete, and the timing of completion of, the transactions contemplated by an Agreement and Plan of Merger, dated as of September 9, 2025, by and among the Company, RaceTrac and Merger Sub (the “Merger Agreement”), including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) uncertainty surrounding the number of shares of the Company’s common stock that will be tendered in the Offer; (iii) the risk of legal proceedings that may be instituted related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the merger of Merger Sub with and into the Company (the “Merger”) may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (viii) RaceTrac’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the Company; (ix) competition; (x) the effectiveness of the Company’s marketing strategies; (xi) general economic conditions including any impact from inflation; (xii) the Company’s ability to successfully implement its business strategy; (xiii) the success of the Company’s franchisees; (xiv) the success of the Company’s initiatives to increase sales and traffic, including the success of the Company’s franchising initiatives; (xv) changes in commodity, energy, labor and other costs; (xvi) compliance with covenants in the Company’s credit facility; (xvii) the Company’s ability to attract and retain management and employees and adequately staff its restaurants; (xviii) consumer reaction to industry-related public health issues and perceptions of food safety; (xix) the Company’s ability to manage its growth; (xx) reputational and brand issues; (xxi) price and availability of commodities; (xxii) consumer confidence and spending patterns; and (xxiii) weather conditions. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 29, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are available on the investor relations page of Potbelly’s website at https://investors.Potbelly.com. The Company’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company expressly disclaims any intent or obligation to update or revise publicly any forward-looking information or statements.

Contact:

For Potbelly:

Investor Relations

Jeff Priester

ICR

332-242-4370

investor@Potbelly.com

Media Contact

Marisa Breese

ICR

Potbellypr@icrinc.com